Exhibit 99.2

The Carphone Warehouse Group PLC Interim results 2009 The Carphone Warehouse Group PLC Interim Results to September 2009 27 November 2009

Agenda H1 09/10 Highlights Charles TalkTalk Group Charles Best Buy Europe and Virgin Mobile France Roger H1 FY2010 financials and FY2010 Guidance Roger Demerger update Roger

H1 highlights

Financial highlights

- Upgrading FY 2010 guidance for full year EPS
- Increased operating free cash flow for both TalkTalk Group and Best Buy Europe
- Headline H1 EPS 6.0p (H1 2009: 3.2p *restated*)

TalkTalk Group

- Better than expected 124,000 broadband net additions (pre Tiscali)
- Increased net additions guidance for full year to 225-250K (excluding Tiscali)
- Completion of the Tiscali acquisition
- TalkTalk operating free cash flow of £75m (2008: outflow £8m)
- Integration plans on track

Best Buy Europe

- Better than expected connections growth
- Significant improvement in H1 operating free cash flow year-on-year
- Wireless World stores performing well
- 'Fit for purpose' project progressed well
- Big Box launch remains on track

THE Carphone Warehouse
TalkTalk Group

H1 highlights continued Virgin Mobile France well positioned post Tele2 acquisition 1.6m subscribers (post completion) Profit and cash generation in 2010 Demerger on track for March 2010 Separate banking facilities for both businesses now agreed Separate operational structures in place

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Broadband net add customer growth Excluding Tiscali Source: Company 41 35 36 74 47 77 0 10 20 30 40 50 60 70 80 90 Q1 Q2 Q3 Q4 Q1 Q2 Broadband net adds 000s

Broadband customer growth Including Tiscali Reiterate guidance for FY2010 between 4.1m to 4.2m broadband customers Source: Company 528 2486 2788 4119 0 500 1000 1500 2000 2500 3000 3500 4000 4500 H1 07 H1 08 H1 09 H1 10 Broadband customers (000s)

Current exchange usage Source: Company Customers per exchange 0 500 1000 1500 2000 Dec 07 Mar 08 Jun 08 Sep 08 Dec 08 Mar 09 Jun 09 Sep 09 Number of exchanges 250 - 400 400 - 1000 1000 - 2000 2000 +

Further opportunity to unbundle more exchanges with SMPF & MPF Including Tiscali All exchanges to be SMPF enabled Rollout to 2000 exchanges in H2 Additional capex of c£10m in H2 FY2010 0 500 1000 1500 2000 2500 3000 3500 4000 Q2 07 Q4 07 Q2 08 Q4 08 Q2 09 Q4 09 Q2 10 After exchange roll-out Number of unbundled customers 000s 0 500 1000 1500 2000 2500 Current Step 1 Step 2 Number of exchanges SMPF MPF

Bandwidth cost 15.00 Source: Company Cost of LLU and IPSC Bandwidth on TTT Network 0 20 40 60 80 100 120 140 160 180 09/10 10/11 11/12 12/13 Kbps & £/Mbps (Red lines) 0.00 1.60 3.20 4.80 6.40 8.00 9.60 11.20 12.80 14.40 £ per Cust (Black lines) Average Peak kbps per Customer during Year Max Peak kbps per Customer in Year Total IPSC Bandwidth Cost per Customer Month Total LLU Bandwidth Cost per Customer Month IPSC Average Monthly Cost per Mbit/sec at Peak LLU Average Monthly Cost per Mbit/sec at Peak

TalkTalk Group integration plan into "one" business

	Synergy status	End of year 2010
ONE exchange infrastructure	Optimise kit within each exchange and migrate as many customers onto LLU network	✓
ONE backhaul	Establish one extensive and efficient backhaul infrastructure	✓
ONE Billing and CRM platform	Migrate residential customers onto one billing platform and one CRM platform with reduction in cost to serve	✓
ONE Back office	One head office in London for TTG, AOL and Tiscali	Completed
ONE Brand	Marketing focus on one brand – TalkTalk (AOL loyalty brand remains)	✓

TalkTalk Group

Rebranding Tiscali rebrand January 7th 2010

Opal ‘changing the mix’ Voice is migrating to VOIP and other communication media Ethernet and IP networking growing B2B transition from telephony to Broadband, IP and Ethernet connectivity services 2009/10 2012/13 2/3rds legacy services 1/3rd next generation 1/3rd legacy services 2/3rds next generation TDM lines & bundles Inbound Calls TDM outbound calls LLU & bundles Ethernet EFM & IP/VPN SIP & Systems Other

Growth in Ethernet products Product Opal annual rental (using local access solution) Opal discount from BT W’s published pricing 10Mbps to IPVPN £6,000 Up to 50% 100Mbps to IPVPN £12,000 Up to 50% Large HQ Data Centre Large office Mid-sized office Small office Volume of connections Large HQ Data Centre Large office Mid-sized office Small office Volume of connections DSL allows data services to be provided to smaller business units economically. More data at more sites means bigger “pipes” required to transport data to key sites Ethernet reducing in costs and requirements for convergence means bigger connections that can flex with demand are required at the expense of leased lines Ethernet Leased DSL Ethernet Leased DSL

[LOGO]

CPW and Best Buy Mobile quarterly connection growth YoY Continuous strong performance despite; Economic environment Year-on-year market decline Source: Company Best Buy Mobile connections growth % YoY 0% 10% 20% 30% 40% 50% 60% 70% Q3 08 Q4 08 Q1 09 Q2 09 14% 12% 10% 8% 6% 4% 2% 0% Q3 08 Q4 08 Q1 09 Q2 09 CPW connections growth % YoY

Smartphone from Carphone The overall smartphone market is up 270% YoY CPW has sold over 1 million iPhones to date Source: Company 0 50000 100000 150000 200000 250000 300000 350000 400000 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Smartphone connections

European smartphone market growth Source: Gartner Dataquest, Forecast: Mobile Devices 4% 7% 5% 5% 5% 6% 7% 6% 4% 4% 3% 5% 7% 17% 23% 32% 36% 40% 15% 19% 31% 52% 65% 76% 81% 87% 86% 87% 92% 43% 41% 33% 19% 3% 3% 1% 11% 1% 8% 12% 5% 5% 5% 4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Basic phone Enhanced Phones Smartphones - entry level Smartphones - fully featured

Building the ultimate connected world strategy

“Wireless World” stores Successful strategy – accelerate roll out 17 open as at September 2009 Open 40-50 by March 2010 >100 targeted by March 2011

Wireless store “refits” – Average size of c1500 sq.ft. Post refit Trading margin (incl. Geek Squad) Up 17% Laptop sales Up 209% Geek Squad (insurance) margin Up 41% Mobile broadband sales Up 24% Footfall Up 22% Cost to refit: c£100,000 Anticipated payback: 1.5 years Sales per sq.ft: £1,900 vs. £1,600 for original CPW stores

NPS results for refit stores 50 52 54 56 58 60 62 64 66 68 Pre Refit Post Refit Net promotor scores

Wireless World “new” stores – 1500 to 2500 sq.ft Cost to fit: £150,000 to £275,000 Anticipated payback: <1 year Revenue per sq.ft: £1,700 vs. £1,600 for original CPW stores

Pre-pay this Christmas £48.95 £97.95 LG Cookie Christmas Blackberry PAYG Cheapest Touch Screen Sony Ericsson C902 Nokia Illuvial Exclusive Range Last year Not available £97.95 (LG Cookie) £199.95 Not available This year £89.95 (8120) £29.95 (Alcatel OT708) £99.95 £99.95

Post-pay this Christmas Christmas Qwerty Blackberry PS3 Nokia N Series iPhone Last year £30/m £35/m £35/m £45/m This year £20/m £25/m £25/m (mini – better functionality) £30/m

Big Box update Opening of first big box stores on track Phase 1: 4 stores open in Spring 2010 Online platform launched Summer 2010 Phase 2: 4-5 stores in the Autumn 2010

Best Buy Mobile connections Currently 52 stand alone stores, with 75-80 SAS stores by March 2010 Further opportunity to roll out of more SAS stores in FY11 Significant growth in post-pay mix of up to 60% Source: Company 100000 200000 300000 400000 500000 600000 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Connections

Best Buy Mobile Net Promoter Scores (NPS) Source: Company 20 30 40 50 60 70 80 90 Oct FY08 Jan FY08 Apr FY09 Jul FY09 Oct FY09 Jan FY09 Apr FY10 July FY10 Oct FY10 SWAS BBY Promoter SAS BBY Promoter

Virgin Mobile France Tele2 deal € 56m cash consideration Profitable earlier than guided 60% of customer base now post-pay customers Largest French MVNO with 1.6m customers Deal conditional to French anti-trust authorities Improved disclosure and guidance on customer base, revenue and EBITDA margins

H1 FY09/10 financials and FY09/10 guidance

TalkTalk Group H1 performance £m H1 FY2010 Including Tiscali H1 FY2009 Restated YoY Growth % Revenue 789 697 13% Broadband and non-broadband 631 549 15% Business 158 148 7% EBITDA pre SAC and marketing 176 145 21% EBITDA pre SAC and marketing % 22.3% 20.8% SAC and marketing (69) (72) (4%) EBITDA 107 73 47% EBITDA % 13.6% 10.5% Depreciation and amortisation (34) (27) 26% EBIT 73 46 59% EBIT % 9.3% 6.6%

TalkTalk Group year on year 20.8% 10.3% 10.5% 3.9% 6.6% 7.3% 22.3% 13.6% 9.3% 5.2% 4.3% 8.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% EBITDA pre SAC and marketing SAC and marketing EBITDA Depreciation EBIT Capex % of sales H1FY09 H1FY10

TalkTalk Group H1 vs. full year guidance Blended TalkTalk Group and Tiscali 8.7% 13.6% 9.3% 5.2% 22.3% 4.3% 4.8% 8.7% 5.3% 21.5% 7.9% 13.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% EBITDA pre SAC and marketing SAC and marketing EBITDA Depreciation EBIT Capex % of sales H1FY10 FY10

TalkTalk Group operating free cash flow £m H1 FY2010 H1 FY2009 EBITDA 107 73 Working capital 9 (30) Capex (41) (51) Operating free cash flow 75 (8)

TalkTalk Group KPIs vs. guidance for FY10

	H1A	2010 guidance
Total revenue	£684m (TT/AOL) £105m (Tiscali)	Flat year-on-year Tiscali c£300m
Broadband net adds	124,000 (TTG & AOL) (62,000) (Tiscali churn)	Increased to 225,000-250,000 Tiscali churn of -20K per month
Non-broadband base	1.2m (Including Tiscali)	Declining slower rate YoY
Broadband ARPU	TalkTalk £23.5 (H1 blended incl. Tiscali)	Blended APRU £22-£23 (incl. Tiscali)
Non-broadband ARPU	TalkTalk £19.3 (H1 blended incl. Tiscali)	Blended ARPU £19-£20 (incl. Tiscali)

THE Carphone Warehouse
TalkTalk Group

Best Buy Europe H1 performance £m (100% basis) H1 FY2010 H1 FY2009 Restated YoY Growth % Revenue 1,674 1,617 4% Gross margin 481 480 - Opex (413) (411) - Best Buy Mobile 11 5 120% EBITDA 79 74 7% Depreciation and amortisation (47) (39) 21% EBIT 32 35 (9%) EBIT % 1.9% 2.2%

Best Buy Europe year on year Cost reduction programme offset gross margin effect Best Buy Mobile profits off setting “Big Box” investments 29.7% 25.4% 2.4% 2.2% 28.7% 24.7% 2.8% 1.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Gross Margin Opex Depreciation EBIT % of sales H1FY09 H1FY10

Best Buy Europe KPIs Full year 50bps decline H1 100bps decline Margin Full year reduction to offset margin impact In-line with expectations Cost H1 2010A 2010 guidance Connections Up 2% YoY to 5.9m Flat year-on-year LFL revenue 3.1% (-0.9% constant currency) 0% to -3% (flat at constant currency) New space Up 6% YoY at 135,700 sqm 1-2% due to new format stores

Best Buy Europe operating free cash flow (102) (129) Closing net debt £m (100% basis) H1 FY2010 H1 FY2009 EBITDA 79 74 Working capital (91) (217) Capex (35) (50) Operating free cash flow (47) (193)

(206) 293 Best Buy Europe funding (53) - Shares 865 (235) Acquisitions (49) 33 Cash flow before investment 10 (3) Virgin / Best Buy Europe CPW PLC Group cash flow and net debt H1 2010 £m H1 2009 £m Restated TalkTalk/Group EBITDA 103 65 Capex (41) (51) Working capital 10 (26) TalkTalk/ Group operating free cash flow 72 (12) Interest and tax (3) (8) Dividends (27) (26) Other / Exceptionals (6) (13) Net cash flow (202) 763 Opening net debt (452) (843) Closing underlying net debt (361) (286)

Other financial items £m Group share Commentary TalkTalk Group integration (4) One off reorganisation costs Acceleration of integration may give rise to exceptional costs in H2 rather than FY11 Demerger costs to be incurred in H2 EPS Investment Virgin Mobile France “Big Box” Tax rates Exceptional items

Demerger update

Finalisation of demerger structure TalkTalk Group PLC Best Buy Europe Virgin Mobile France Freehold property 48.5% 100% TalkTalk Group 100% Primary listing Carphone Warehouse Group PLC Secondary listing* 50% * Not eligible for FTSE Index listing

Mechanics of demerger structure


Step1: Scheme of arrangement
A Shares
B Shares
New CPW Plc
CPW Plc
Best Buy Europe
Virgin Mobile France
Freehold property
TalkTalk Group
Step2: Reorganisation
A Shares
B Shares
New CPW Plc
CPW Plc
Best Buy Europe
Virgin Mobile France
Freehold property
TalkTalk Group

The Carphone Warehouse
TalkTalk Group

Mechanics of demerger structure continued

Step3: Demerger


Existing shareholders
New CPW Plc
Best Buy Europe
Virgin Mobile France
Freehold property
Existing shareholders
TalkTalk Group Plc
Old CPW Plc
TalkTalk Group

- Tax clearance obtained
- Scheme document and 2 prospectus
- Demerger complete by end of March 2010

The Carphone Warehouse
TalkTalk Group

Other demerger issues Separation issues – contractual arrangements No tax leakage expected New CPW PLC disclosure and governance Reporting timetable No significant change to current reporting timetable

Investor information indicative timetable

Nov 27th 2009	Interims and current The Carphone Warehouse Group PLC roadshow
Jan 19th 2010	The Carphone Warehouse Group PLC Q3 trading statement
End Jan 2010	Documentation posted (prospectus and scheme)
Early Feb 2010	TalkTalk Group and the new CPW Group marketing roadshow
End March 2010	Scheme approved
End March 2010	Both companies commence separate listings
April/May 2010	Separate analyst teach-ins for both groups and FY11 guidance

The Carphone Warehouse

TalkTalk Group

Capital structure and dividend policy TalkTalk Group PLC CPW Group PLC Approximate cash/debt at 31st March 2010 c £450m net debt £100m cash Committed banking facilities £650m (matures March 2013) £50m (matures July 2012) (Stand alone banking facilities for Best Buy Europe) Dividend policy Equivalent to current Group dividend with progressive policy thereafter No dividend for at least 2 years Interest costs Increase by c150bps

Management and Board Structure Charles Dunstone Chairman Executive Board Non-Executive Board Amy Stirling Group CFO David Goldie B2B and strategy To be appointed Group CEO Roger Taylor Deputy Chairman John Gildersleeve Non-Executive Director Plus 3 other Non-Executives

Executive Board Non-Executive Board Charles Dunstone Chairman Nigel Langstaff Group CFO Roger Taylor Group CEO John Gildersleeve Deputy Chairman CPW PLC Management and Board Structure Plus 3 other Non-Executives Best Buy Europe Scott Wheway CEO Virgin Mobile France Geoffroy Roux de Bezieux CEO

Q&A

Appendix

European penetration Sweden 109 stores Portugal 153 stores UK 811 stores Ireland 76 stores Spain 451 stores The Netherlands 187 stores Belgium 83 stores Germany 265 stores France 324 stores